INVESTOR PRESENTATION

Fall 2014

AEGION®

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on February 28, 2014 and in the Company's subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion®, the Aegion® logo, Bayou Companies®, Brinderson®, CCSI™, Corrpro®, CRTS®, DelayTrak℠, Fyfe®, Fibrwrap®, Insituform®, the Insituform® logo, Safety Liner™, TimeTrak™, Tite Liner®, Tyfo®, and United Pipeline Systems® are the registered and unregistered trademarks of Aegion Corporation and its affiliates.

AEGION

Why Aegion?

Pipelines Are the Arteries for Our Way of Life


Wastewater


Oil, Gas and Mining


Water Pressure Pipes

Maintenance, rehabilitation and strengthening **BEFORE** disaster strikes

Upstream and Downstream Facilities Are Driving to Meet Growing U.S. Energy Requirements


Exploration and Extraction


Refining and Petrochemical

Maintenance, engineering and construction **TO KEEP** these assets running at peak efficiencies

Commercial and Transportation Infrastructure Drive Economic Activity


Commercial Structures


Transportation

Rehabilitation and strengthening **TO MEET** building codes, seismic needs and structural concerns from age

Aegion's Strategy, Initially Focused on Diversification, Now Focused on Greater Reliance on Recurring Revenue in Growth Markets

2008
Reliance on One Industry

40-year leader and pioneer in trenchless cured-in-place pipe wastewater pipe rehabilitation

MARKET DYNAMICS

- The need for wastewater pipeline rehabilitation is unquestioned
- Anticipated municipal spending is not expected to meet the growing need for wastewater pipe rehabilitation

Insituform

Insufficient and volatile municipal spending limits sustainable growth opportunities

2009-2012
Diversification Strategy

We Protect Pipe.™

Midstream oil, gas and mining
Municipal and industrial pressure pipe
Water/wastewater pipe rehabilitation

MARKET DYNAMICS

- Aegion can affect the sale of higher margin technologies and services in growth industries
- Corrpro has recurring revenue opportunities through master service agreements


ROBOTIC COATING
INSULATION COATING
CURED IN PLACE PIPE
CATHODIC PROTECTION
LINERS
INTERNAL COATING
CONCRETE COATING
FIBER POLYMER

Project-based nature of several Energy & Mining businesses and Commercial & Structural creates volatility from timing risk

2013 and Beyond
Grow Recurring Revenues

United States upstream and downstream oil and gas

MARKET DYNAMICS

- Compelling long-term macro economic drivers in the upstream and downstream United States market
- Brinderson's presence at these facilities creates a "nested position" with potential to leverage other Aegion technologies and services



Multi-year maintenance contracts provide a new source for recurring revenues in growing markets

AEGION

Aegion Protects and Rehabilitates Infrastructure

PIPELINE PROTECTION

> 70%

Municipal Water/Wastewater, Industrial, Oil, Gas, Mining


ROBOTIC COATING
EXTERNAL COATING
INSULATION COATING
CURED-IN-PLACE PIPE
CATHODIC PROTECTION
LINERS
INTERNAL COATING
CONCRETE COATING
FIBER POLYMER

INDUSTRIAL FACILITIES

>25%

Refineries, Upstream Facilities, Water Treatment Plants, Nuclear Facilities



COMMERCIAL STRUCTURES

< 5%

Commercial Buildings, Industrial and Waterfront Structures, Bridges, Roads, Tunnels


FIBER POLYMER


FIBER POLYMER

AEGION

Aegion Is Geographically Positioned in Strong End Markets



Singapore
Hong Kong

North America: 80% of 2013 Revenues

- Center of strong energy investment across upstream, midstream and downstream segments
- Currently a period of sustainable spend for wastewater pipeline rehabilitation
- Growing conversion to fiber-reinforced polymers led by Tyfo® Fibrwrap® for structural strengthening and rehabilitation

Europe: 8% of 2013 Revenues

- Generally stable municipal market spend for wastewater pipeline rehabilitation

Middle East: 5% of 2013 Revenues

- High level and sustainable capital investments in the energy sector, including pipeline development and maintenance
- Aegion's regional "hub" strategy designed to market key Energy & Mining technologies and services in the Middle East with longer-term potential in markets such as Sub-Saharan Africa, Eastern Europe and Asia

South America: 2% of 2013 Revenues

- Mining capital investment and maintenance expenditures in Chile beginning to improve because of new regulations restricting the use of fresh water
- Opportunities exist in several neighboring countries in the oil and gas markets

Asia-Pacific: 5% of 2013 Revenues

- Attractive market in Australia for wastewater pipeline contract installation
- Contracting in other markets appears more limited; however, opportunities exist to supply the high-quality Insituform® cured-in-place pipe product and provide technical assistance
- Attractive end markets for Tyfo® Fibrwrap® to strengthen and rehabilitate pressure pipe, structures and transportation infrastructure in Japan, Hong Kong, Singapore and Indonesia

Aegion Technologies and Services

- All Three Platforms
- Water & Wastewater
- Commercial & Structural
- Energy & Mining

AEGION

Aegion's Focus Is to Reduce Earnings Volatility by Increasing Recurring Revenues in Growth Markets



40%
60%
Project Based Revenues
Recurring Revenues

Based on 2014 guidance as of October 30, 2014

Balance Project-Based and Recurring Revenue Sources

- Project-based activity allows Aegion to expand margins and open new markets
- The timing of projects in Aegion's Corrosion Protection platform can be unpredictable due to variables outside of its control
- Corrpro, Insituform's North American business and United Pipeline Systems have access to recurring revenues through master service agreements, demand stable municipal expenditures and existing pipeline maintenance
- Brinderson brings a better balance between Aegion's project-based and recurring sources of revenue
- Aegion is striving to increase the proportion of recurring revenues through organic and inorganic opportunities in growth markets to drive consistency and cash generation

AEGION

Strategic Realignment Supports Aegion's Existing Strategy and Financial Objectives

1

Realign businesses with end markets and customers for future growth

Infrastructure Solutions
- Combine Fyfe/Fibrwrap and Insituform into one segment platform

Energy Services
- Brinderson becomes a stand alone segment platform

Corrosion Protection
- Corrpro, United Pipeline Systems, Bayou, CRTS and CCSI remain together

2

Implement international plan to **rationalize CIPP contracting markets**

- Exit cured-in-place pipe (CIPP) contracting markets in Switzerland, France, India, Singapore, Hong Kong and Malaysia
- Focus on development of product delivery to contractors in these markets through CIPP tube supply, technical service and business development support

3

Right-size Bayou's Louisiana facility for future growth opportunities

- Current facility is not cost-efficient for emerging market potential:
  - Approximately $450 million in onshore and offshore Gulf of Mexico projects over the next few years
- Eliminate older and redundant production assets and other underutilized assets to reduce fixed costs
- Make necessary investments to effectively compete for the emerging market opportunities

AEGION®

Platform Realignment Expected to Enhance Future Growth Opportunities and Improve Profitability

Infrastructure Solutions
Approximately 45% of revenues[1]

End Markets	Global municipal water and wastewater, industrial pipelines, commercial buildings and other infrastructure in North America, Asia and Europe
Services	• Wastewater pipe rehabilitation • Rehabilitation and strengthening of large-diameter pressure pipe • Seismic protection in buildings • Building change of use • Strengthening for bridge and waterfront rehabilitation and storm surge
Technologies	• Insituform® cured-in-place pipe • Tyfo® Fibrwrap® fiber-reinforced polymer

Corrosion Protection
Approximately 35% of revenues[1]

End Markets	Oil, gas and mining pipelines and structures, such as storage tanks, in target markets of North America, the Middle East and South America
Services	• Corrosion monitoring and prevention • Pipe flow assurance • Pipe corrosion protection coatings • Pipe thermal insulation coatings • Protecting pipelines from highly corrosive and abrasive flows
Technologies	• Tite Liner® and Safetyliner™ • Corrpro corrosion engineering and cathodic protection • Bayou® coating services • CRTS® robotic coatings and CCSI™ field coatings

Energy Services
Approximately 20% of revenues[1]

End Markets	North America upstream oil and gas extraction and downstream refining and petrochemical
Services	• Mechanical, electrical and instrumentation maintenance • Small capital construction • Engineering, procurement and construction services • Cost saving productivity tools
Technologies	• Productivity tools TimeTrak™ and DelayTrak℠ • Engineering services • Maintenance and construction equipment • Future opportunities for Corrpro and Fyfe/Fibrwrap

[1] Based on 2014 guidance as of October 30, 2014

AEGION®

Infrastructure Solutions Able to Provide Comprehensive Customer Solutions

Infrastructure Solutions

Markets: Global municipal water and wastewater, industrial pipeline, commercial buildings and other infrastructure in North America, Asia and Europe

Services: Wastewater pipeline rehabilitation, rehabilitation and strengthening of large-diameter pressure pipe, seismic protection in buildings, building change of use, strengthening for bridges and waterfront rehabilitation and storm surge

Insituform®

FYFE® FIBRWRAP®

Platform Strengths

Strategic Rationale

- Enhance go-to-market strategy to provide broader solutions to municipal customers
- Enhance Fyfe/Fibrwrap operations
  - Access to Insituform's proven project management and integrated shared services to accelerate sales growth and improve execution

Insituform Strengths

- Mature business, well managed, strong management culture
- Excellent execution, high-quality CIPP products and strong cash flow
- Strong brand name recognition through market leading position

Fyfe/Fibrwrap Strengths

- Growth business at attractive margins in a conversion market
- Highly engineered solution
- Strong brand recognition through market leadership position

International Growth Opportunities

- Operational alignment in Asia-Pacific can leverage municipal/governmental relationships

Insituform's North America Leadership Position Ideally Suits Fyfe/Fibrwrap North America

Shared Municipal Clients

North America

<50 + >3,000

FYFE® FIBRWRAP® Insituform

Asia-Pacific

- Shared services and clients in Japan, Hong Kong, Singapore and Indonesia
- Opportunities for cooperation in Australia, Malaysia and other countries

Enhanced Client Solutions



+



Tyfo® Fibrwrap® | Insituform® CIPP

Proven market leadership

Fyfe/Fibrwrap Utilizes Insituform North America's Best Practices

1. Project management
2. CRM system
3. Shared services
4. Manufacturing co-location for resin/epoxy procurement and formulation

AEGION®

Transition to Third-Party Product Sales Strategy Positions Insituform to Profitably Grow International Wastewater Pipeline Rehabilitation


Hong Kong
Water/Wastewater
Contracting
Licensees
3rd Party Product Sales
Distributors
Contracting/3rd Party Product Sales
Office Locations
Office/Manufacturing
Office Closing
Transitioning to 3rd Party Product Sales

Affected Markets

France, Switzerland, India, Hong Kong, Malaysia and Singapore

Benefits of Third-Party Product Sales Strategy

- Experience: Insituform can leverage years of proven contracting experience in the affected markets
- Proven Business Model: Third-party product sales strategy already enacted in select countries in Europe and Asia-Pacific
- Technical Expertise: Insituform has the technical expertise to effectively support third-party product sales
- Manufacturing: Insituform manufacturing facilities in the U.S. and U.K. can supply these new markets with high-quality CIPP products and operate at an even higher efficiency through expanded volume

AEGION

Insituform Has Over 40 Years of Industry Leadership Built on Excellence Across All Aspects of the Business


WORLD CLASS
MARKET INTELLIGENCE
MAKE TUBE
SHIP TUBE
INSTALL TUBE
Insituform
PROJECT MANAGEMENT SYSTEM

Enhanced Project Management

- Investments in people and best-in-class systems have significantly improved bidding estimates, increased crew efficiency and utilization and enhanced market intelligence resulting in improved margins







Insituform Improved Market Position

- Market conditions in North America have improved since 2012 resulting in higher and more predictable municipal expenditures for wastewater pipeline rehabilitation. Backlog has remained strong for over a year due in part to significant awards in several cities, including St. Louis, Baltimore and Nashville, that are currently under EPA consent decree capital programs
- Insituform's international strategy remains to selectively choose markets for contract installation while selling its portfolio of high quality lining products in other markets

Competitive Advantage:
Unique Vertical Integration Business Model

FYFE® FIBRWRAP®

Engineering

Strong core of expert engineers and researchers in fiber-reinforced polymers and materials

Products

Tyfo® products have over 25 industry certifications



Fibrwrap woven mat

Installation

120 professional crew members trained in proper installation of Tyfo® Fibrwrap® engineered solutions



Innovation & Growth

Manufacturing

80 patents and trade secrets for fabric designs and epoxy formulations

R&D

Through innovation, Fyfe engineers and scientists formulate high performance resin matrices and fiber-reinforced polymer composites

Sales

Transitioned to a vertical end market model with the addition of 20 sales and business development professionals

Vertical End Markets



Structures





Infrastructure



Pipelines

AEGION

Corrosion Protection to Focus on Platform Go-to-Market Strategy

Corrosion Protection

Markets: Oil, gas and mining pipelines and structures, such as storage tanks, in target markets of North America, Middle East and South America

Services: Pipeline corrosion monitoring and prevention, internal flow assurance, corrosion protection coatings, thermal insulation coatings, protective linings for highly corrosive and abrasive flows

Platform Strengths

Strategic Rationale

- No change from diversification strategy initiated in 2009
- Next step is a coordinated strategic sales effort by leveraging all platform technologies and services

End Market Strengths

- Strong end markets for pipeline protection technologies and services in North America, the Middle East and South America
- Margin expansion through project-based activities and geographic expansion
- Emerging market opportunities in South America, Sub-Saharan Africa, Asia and Eastern Europe
- Opportunities for collaborative sales effort in all geographic markets

Corrosion Protection Has Powerful Pipe Protection Technologies


United Pipeline Systems
HIGH-DENSITY POLYETHYLENE
CRTS
INTERNAL FIELD JOINT COATING
Bayou
INTERNAL COATING
CCSI
EXTERNAL FIELD JOINT COATING
Bayou
EXTERNAL COATING
Bayou
CONCRETE COATING
Bayou/Wasco
INSULATION COATING
Corrpro
CATHODIC PROTECTION

United Pipeline Systems

Products: Tite Liner® high density polyethylene (HDPE) lining system

Advantage: Proprietary and highly efficient installation methods

Geography: North and South America, Middle East, North Africa, Australia

Competitors: Unprotected steel, minimal protection coatings or other HDPE linings and exotic metals or thicker linings

MARKET DYNAMICS

Sustainable commodity prices and growing demand driveglobal energy and mining capital and maintenance expenditures

Coating Services

Products: CRTS® robotics for offshore internal pipe seam inspecting, cleaning and anti-corrosive epoxy coating application; CCSI™ onshore custom field coatings

Advantage: Cost savings from fast and efficient patented offshore robotics technology

Geography: North and South America, Middle East

Offshore Competitors: No pipe weld coatings or onshore application

MARKET DYNAMICS

Global offshore pipeline development returning

Fulfills a need for a highly efficient coating application

Bayou Companies

Products: FBE, 3-layer polyethylene, 3-layer polypropylene, 5-layer glass syntactic polyurethane, concrete, insulation, rubberized asphalt

Advantage: Full service facilities in Louisiana and Western Canada

Geography: Portions of North America, Gulf of Mexico

Competitors: Bredero Shaw and pipe mills producing small-diameter pipe

MARKET DYNAMICS

Gulf of Mexico and transcontinental pipeline development needed to support North American energy infrastructure

U.S. shale and Canadian oil sands are important sources for oil and gas

Corrpro

Products: Engineering design, maintenance, monitoring and installation of cathodic protection systems

Advantage: Industry leader in corrosion prevention with significant scale

Geography: North America, Middle East, Europe

Competitors: Numerous small companies or regional competitors

MARKET DYNAMICS

Global pipeline development/maintenance remains critical for customers

Regulations expected to increase pipeline spending over time

AEGION®

Right-Size Bayou's Louisiana Facility for Expected Market Opportunities

Strategic Outlook

- Facility "right-sized" for emerging Gulf Coast onshore and offshore opportunities
- Improved capital efficiency to drive market share growth and margin enhancement
- Maintain the agility of the business to flex up and down with project and market cycles
  - Shuttering two older and redundant fusion bonded epoxy (FBE) plants
  - Can efficiently run the more modern FBE plant with multiple shifts
- Offers clients a full suite of high-quality FBE, concrete and thermal insulation coating products
- Invested $20 million in a state-of-the-art insulation coating facility in preparation for future deepwater pipe coating opportunities
- Planned capital investments over the next two to three years to enhance competitive position


Recent Discoveries
BP's 'giant' Tiber oil discovery is the latest in a string of large, deep-water oil finds in the Gulf of Mexico
MISSISSIPPI
ALABAMA
FLORIDA
LOUISIANA
New Iberia
TEXAS
100 miles
100 km
Tiber well
Shenandoah
Cascade
Chinook
Stones
St. Malo
Jack
Perdido
Buckskin
Recent deep oil discoveries
Offshore drilling platforms
Source: Minerals Management Service

$450 million in identified onshore and offshore projects through at least 2017

Actions taken are expected to significantly reduce the Louisiana facility's required break-even revenues

AEGION

Brinderson's Unique Business Model Warrants a Separate Reporting Segment

Energy Services

Markets: North America upstream oil and gas extraction and downstream refining and petrochemical

Services: Mechanical, electrical and instrumentation maintenance, small capital construction, engineering, cost saving productivity tools

BRINDERSON

Platform Strengths

Strategic Rationale

- Unique business model focused on time and material maintenance warrants a separate platform
- Brinderson expanded Aegion's presence in the United States upstream segment and opened a new market in the downstream segment
- Increased the sources for recurring revenues through long-term maintenance contracts
- Offers opportunities for higher margins through marketing other Aegion technologies and services

Brinderson Strengths

- Substantial market presence in California and West Coast
- Best-in-class safety culture
- Experienced leader with industry knowledge, expertise and strong customer relationships
- Limited focus to date outside core West Coast market
  - Geographic expansion to Permian Basin, Gulf Coast, Canada and Utah
- Longer-term opportunity for petrochemical market entry

AEGION

Brinderson Provides Access to the United States Downstream Energy Segment

Aegion Presence Increased	Aegion Core End Market	Aegion Expansion
		
UPSTREAM Exploration and Production	**MIDSTREAM** Transport	**DOWNSTREAM** Processing and Refining

Aegion Presence Increased

UPSTREAM — Exploration and Production

united, BAYOU, CRTS
- Corrosion and abrasion protection for pipe gathering and extraction supply lines

BRINDERSON
- Facility maintenance programs
- Engineering, procurement and construction (EPC) services

Aegion Core End Market

MIDSTREAM — Transport

We Protect Pipe™

- corrpro: Cathodic protection
- united: Engineering inspection services
- BAYOU: Pipe lining and maintenance
- CRTS: New pipe coatings
- CCSI: Pipeline field coatings

BRINDERSON
- Terminal facility maintenance
- EPC services

Aegion Expansion

DOWNSTREAM — Processing and Refining

BRINDERSON
- Facility maintenance programs
- Turnaround planning and execution
- EPC services

corrpro
- Corrosion engineering and cathodic protection of facility structures such as tank farms

AEGION®

Four Key Strategies Drive Brinderson's Growth Outlook

1 Transformation to Maintenance Services


Turnarounds
Engineering
Construction
Maintenance
2%
Percent of pro forma revenues
10%
24%
64%
11%
8%
23%
58%
2008
2013

2 Master service agreements


7
10
13
25
32
50
2008
2009
2010
2011
2012
2013

3 Investing in the Permian Basin and long-term opportunities in Canada, the Gulf Coast and Utah

4 Increase capital project activity to support geographic expansion

AEGION

Aegion's Third Quarter Strategic Realignment and Restructuring Pre-Tax Charge Was $40 Million, or $0.88 per Diluted Share

Pre-Tax Restructuring and Impairment-Related Charges to Be Recorded Primarily in the Third and Fourth Quarters of 2014

International Water & Wastewater

Exit certain unprofitable international locations

Third Quarter: $17.7 Million Non-Cash Charge
Asset Impairment: $0.5 Million
Working Capital/Other Assets: $17.2 Million

- Office closures, employee terminations and write-down/reserve of receivables
- Other assets, including goodwill and deferred tax assets, which could be deemed unrecoverable because of market uncertainty

Combine Insituform and Fyfe/Fibrwrap North America

Enhance Fyfe/Fibrwrap outlook through greater market access while optimizing costs by leveraging Insituform's operations

Third Quarter: No Recorded Charge

- Office consolidation, employee terminations and sharing integrated back office resources

Right Size Bayou's Louisiana Facility

Optimize operations to meet market opportunities in a cost effective manner

Third Quarter: $22.2 Million Non-Cash Charge
Asset Impairment: $22.2 Million

- Fixed asset and intangible impairments along with certain land lease consolidation

The Company performed a goodwill impairment test at Bayou, Insituform European and Asian businesses and determined that an adjustment to the carrying value was not necessary

Estimated **$15 to $18 million cash costs** primarily related to severance, retention and wind-down performance salaries for approximately 170 employees, lease terminations and other shutdown costs to be recorded between the fourth quarter of 2014 and the third quarter of 2015

Annual pre-tax savings of $8 to $11 million, $0.15 to $0.20 per diluted share

Estimated $0.03 to $0.04 per diluted share savings in the fourth quarter of 2014

AEGION®

Tangible Financial Benefits from Realignment with Increased Management Focus on Future Growth Drivers

1 Annualized Cost Savings

Estimated annual savings,
$8 to $11 million pre-tax
$0.15-$0.20 per diluted share

European / Asian CIPP Operations: Majority of the savings comes from the transition from contracting activities to a third-party product sales business model in France, Switzerland, Hong Kong, India, Malaysia and Singapore

Fyfe/Fibrwrap Combination with Insituform: Take advantage of Insituform's investments in project management and integrated back office

Bayou's Louisiana Facility Reconfiguration: Optimize facility assets and logistics for future market opportunities

Non-Restructuring Corporate Realignment: Reduced corporate expenses in recent months by greater than $2 million per annum

2 Improved ROIC / Cash Liberation

Estimated ROIC incremental improvement approximately 100 basis points

Increased Profit / Cost Savings: Topline improvement accounts for more than half of the expected incremental increase in ROIC

Lower Invested Capital: Accounts for remaining 40 to 50 percent from asset impairments, a reduction in DSOs from potential write-down or reserves of receivables and additional DSO reduction from cash liberated in the affected markets and businesses

3 Intangible Benefits

Greater focus on growth drivers

Transparency/Visibility: Platform realignment creates opportunities to offer broader solutions to clients

Greater Focus: Management will increase focus on key areas for growth and other strategic initiatives

Cash Allocation: Liberated cash can be invested in growth enhancing new investments or acquisitions

AEGION

2015 Planning Process Will Give Greater Scrutiny to Markets and Projects That Define Aegion's Outlook

1. Markets and projects expected to drive earnings will be called out for greater scrutiny

2. Spend more time assessing new markets to increase visibility and confidence in the contributions from these sources of growth

3. Evaluate all execution metrics, share best practices and invest for continuous improvement

Aegion Is…







1. A **DIVERSIFIED** growth and return oriented company pursuing attractive opportunities in sustainable end markets

2. A company with robust **OPPORTUNITIES** in the U.S. upstream and downstream energy markets and an energy portfolio now **BALANCED** towards predictable and recurring revenues

3. An established global **LEADER** in water and wastewater pipeline rehabilitation with a leading technology to rehabilitate and strengthen other urban infrastructure

4. An execution driven company leveraging its scale and leading market positions for best-in-class **PROJECT MANAGEMENT** across the organization

Appendix

AEGION®

Aegion Has Backlog in Hand to Achieve Revised 2014 Non-GAAP Earnings per Share Guidance

2014 Aegion Corporation Non-GAAP Diluted Earnings per Share

(from Continuing Operations)



$1.27
$1.27 to $1.37
2013
2014F

See pages A-9 to A-12 in this Appendix for the Non-GAAP adjustments for restructuring and impairment-related charges and acquisition-related expenses

Positive 2014 Developments

- Insituform North America continues to successfully execute a strong backlog position
- Brinderson's primary downstream and upstream maintenance segments are performing very well in 2014
- Bayou's Canadian operation successfully executing record backlog
- Corrpro has a record backlog position as of September 30, 2014
- CRTS was recently awarded $30 million of new projects in Chile and the Middle East scheduled for execution in 2015

Project Delays Transfer Activity into 2015

- Delay of a sizeable Fyfe/Fibrwrap industrial pipeline rehabilitation project from fourth quarter 2014 into 2015 provides more support for growth in 2015
- Shift remaining $5 million of the CRTS/Saudi Aramco Wasit project into 2015
- United Pipeline Systems has recently seen an increase in work releases in the U.S. and Canada
  - United is pursuing international opportunities in the Middle East, South America and Mexico

2014 Platform Guidance Revised for Realignment and Second Half Outlook

	Infrastructure Solutions	Corrosion Protection	Energy Services
	Insituform, FYFE, FIBRWRAP	BAYOU, CCSI, CRTS, corrpro, united	BRINDERSON
Revenues ($ USD Millions)	$590 to $605 million	$430 to $460 million	Approximately $285 million
Operating Margins (Non-GAAP)	6.5 to 7.0 percent	5.0 to 5.5 percent	6.0 to 6.5 percent

[1] Based on 2014 guidance as of October 30, 2014

Outlook for Commercial & Structural is for revenues to be in the range of $70 to $85 million and operating margins from negative low single digits to zero

Nearly a $40 Million Quarterly Increase in Trade Receivables Raises the Risk of Collections Shifting into Early 2015

Aegion's Cash Flow from Operations


in USD millions
$42
$58
$53
$23
$111
$89*
$60 to $80
2008
2009
2010
2011
2012
2013
2014F

* Includes $4 million for acquisition-related expenses

Aegion's Return on Invested Capital


6.4%
6.7%
9.0%
5.7%
7.4%
6.7%
6% to 7%
2008
2009
2010
2011
2012
2013
2014F

2014 Cash Flow from Operations and Uses of Cash

Cash Flow from Operating Activities

- Revenue growth in the third quarter increased trade receivables by nearly $40 million compared to the second quarter of 2014
  - Fourth quarter is the strongest seasonal cash collection period; however, there is a risk of collections shifting into early 2015
- Excluded from guidance are cash costs (principally in the next two quarters) of $15 to $18 million for the restructuring
- Expect a reduction in DSOs from the restructuring to favorably impact working capital in 2015

Uses of Cash

- CAPEX expected to be approximately $35 million—a modest increase from 2013
- Completed $20 million Board-authorized share repurchase program in July of 2014
- Debt amortization repayment schedule of $22 million in 2014; $15.5 million paid over the first nine months of 2014

Return on Invested Capital (ROIC)

- Reduced earnings outlook is the primary reason for the lower 2014 ROIC target
- Benefits of strategic realignment should add approximately 100 basis points to ROIC:
  - Benefits come from anticipated annual savings of $8 to $11 million, a portion of which will be realized in the fourth quarter of 2014
  - Exit from several international CIPP markets that have lost money and required heavier working capital investments in the past few years
  - Lower invested capital from the write-down or write-off of tangible and certain intangibles assets

AEGION®

Backlog as of September 30, 2014 Supportive of Expectations in the Fourth Quarter to Achieve Revised Non-GAAP EPS Guidance

Aegion Contract Backlog

(as of September 30, 2014 in USD Millions)

	Consolidated	Energy & Mining[1]	Water & Wastewater	Commercial & Structural
9/30/14	$751.9	$419.7	$292.0	$40.2
6/30/14	$829.2	$463.5	$317.3	$48.4
9/30/13	$717.6	$384.7	$284.7	$48.2

[1] Brinderson backlog as of September 30, 2014 was $219.3 million based on estimated 12-months'unrecognized revenues to be realized under long-term master service agreements and other signed contracts. Excluded in the next 12 months' backlog are $70 to $80 million of contract renewals expected in the fourth quarter of 2014.

Strong North American Market Fundamentals Support Expectations for a Good Fourth Quarter and Favorable Outlook in 2015

3Q'14 Water & Wastewater Backlog: $292 Million

Insituform's North American Backlog Trend



Contract Backlog (in $ thousands)
$300,000
$280,000
$260,000
$240,000
$220,000
$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
4Q'10
1Q'11
2Q'11
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12
4Q'12
1Q'13
2Q'13
3Q'13
4Q'13
1Q'14
2Q'14
3Q'14
3Q'14 vs. 3Q'13
7% increase

North America

- New orders in the third quarter remain at a high level
  - Achieved targeted bid margins and win rates
- Fourth quarter is off to a good start with strong performance expected in October
  - Performance in November and December can vary based on total available crew days due to the severity of early winter weather
- Initial market estimates indicate an increase in CIPP spend for 2015 from 2014 levels

Europe and Asia-Pacific

- Exit contracting markets in France, Switzerland, India, Hong Kong, Malaysia and Singapore
  - Successfully complete remaining backlog
- Focus contracting efforts in the Netherlands, UK, Spain and Australia

AEGION

Existing Backlog Supports Revised Energy & Mining Expectations for the Fourth Quarter

3Q'14 Energy & Mining Backlog: $420 Million

- Corrpro achieved record backlog of $89 million primarily from new orders in Canada
- CRTS was awarded $30 million for projects in Chile and the Middle East
- United Pipeline Systems secured new awards in Canada and started to receive previously delayed work releases in the U.S.
- Bayou's backlog declined from June 30, 2014 because of the suspension of the $34 million pipe coating project in the U.S. and revenue generation from strong performance in Canada during the third quarter

3Q'14 Brinderson Backlog: $219 Million

- Brinderson has $70 to $80 million in pending contract renewals (generally three-year contracts), not currently in backlog, that are likely to be awarded in the fourth quarter
- Downstream and upstream maintenance segments provide a solid foundation for growth in 2015
- Investments being made to build presence in the Permian Basin
  - Mobilizing to begin work on first maintenance contract award

Improving Execution Supports 2014 Recovery for Fyfe North America

3Q'14 Commercial & Structural Operating Income: $1.3 Million

(compared to a $0.9 Million loss in 3Q'13)

- Improved project management and bid estimation led to strong execution in the third quarter
  - Gross margins improved from 34.6% in 3Q'13 to 46.2% in 3Q'14
- In Asia, third quarter revenues grew mid-teens from increased activity in Hong Kong and Singapore
  - Additional opportunities exist over the long-term in Japan, Hong Kong, Singapore and Indonesia

3Q'14 Commercial & Structural Backlog: $40 million

- North America backlog declined year-over-year due to strong project execution in the quarter
  - Not reflected in backlog are sizeable at-large bids, or soft backlog, awaiting final approvals
- New product focused sales strategy and expanded sales organization have significantly increased visibility into project opportunities
- In Asia, backlog remains at attractive levels

AEGION

2014 Third Quarter and First Nine Months Financial Summary

Selected Financial Results – Non-GAAP from Continuing Operations

(See reconciliation to GAAP in pages A-9 to A-12 in this Appendix)

(in USD thousands, except margins and per share information)	3Q 2014	3Q 2013	% Change	YTD 2014	YTD 2013	% Change
Revenues	$ 350,138	$ 307,665	13.8%	$ 979,240	$ 775,741	26.2%
Gross Profit	78,879	69,411	13.6%	211,860	176,116	20.3%
Gross Margins	*22.5%*	*22.6%*	*-10 bps*	*21.6%*	*22.7%*	*-110 bps*
Operating Income	26,019	24,299	7.1%	56,311	48,848	15.3%
Operating Margin	*7.4%*	*7.9%*	*-50 bps*	*5.8%*	*6.3%*	*-50 bps*
Segment Operating Income:						
Energy & Mining	12,477	15,141	-17.6%	28,434	28,656	-0.8%
Water & Wastewater	12,269	10,071	21.8%	27,943	21,672	28.9%
Commercial & Structural	1,273	(913)	239.4%	(66)	(1,480)	95.5%
Equity Earnings	--	1,691	-100%	677	3,903	-82.7%
Net Income from Continuing Operations (attributable to common shareholders)	$ 16,112	$ 17,043	-5.5%	$ 33,994	$ 33,960	0.1%
Diluted Earnings per Share (from continuing operations)	$ 0.43	$ 0.44	-2.3%	$ 0.89	$ 0.87	2.3%

Current and prior period results exclude discontinued operations

AEGION

2014 Non-GAAP Reconciliation from Continuing Operations

Reconciliation of Non-GAAP Items in Statement of Operations

(in thousands USD except for share information)

	2014 Third Quarter					
	As Reported (GAAP)		Restructuring & Impairment Charges[1]		As Adjusted (Non-GAAP)	
Cost of Revenues	$	286,199	$	(14,940)	$	271,259
Gross Profit		63,939		14,940		78,879
Operating Expenses		66,977		(14,117)		52,860
Definite-lived intangible asset impairment		10,896		(10,896)		--
Operating Income		(13,934)		39,953		26,019
Income/(Loss) before Taxes		(17,457)		39,953		22,496
Taxes on Income		(1,356)		6,917		5,561
Net Income/(Loss) (attributable to Aegion Corporation)	**$**	**(16,924)**	**$**	**33,036**	**$**	**16,112**
Diluted EPS	**$**	**(0.45)**	**$**	**0.88**	**$**	**0.43**

1. Includes pre-tax restructuring and impairment related charges for cost of revenues of $14,940 related to the write-down of long-lived assets, inventory obsolescence and write-off of certain other assets; operating expenses of $14,117 related to the write-down of long-lived assets, bad debt expenses, write-off of certain other assets and accrued expenses; and impairment of definite-lived intangible assets of $10,896 related to Bayou's reporting unit.

All financial data presented is from continuing operations

AEGION

2014 Non-GAAP Reconciliation from Continuing Operations

Reconciliation of Non-GAAP Items in Statement of Operations

(in thousands USD except for share information)

	2014 First Nine Months				
	As Reported (GAAP)	Restructuring & Impairment Charges[1]	Acquisition-Related Expenses[2]	Loss on Sale of Bayou Coating[3]	As Adjusted (Non-GAAP)
Cost of Revenues	$ 782,724	$ (14,940)	$ --	$ --	$ 767,380
Gross Profit	196,920	14,940	--	--	211,860
Operating Expenses	170,205	(14,117)	(539)	--	155,549
Definite-lived intangible asset impairment	10,896	(10,896)	--	--	--
Operating Income	15,819	39,953	539		56,311
Other Expense: Other	(1,830)	--	--	471	(1,358)
Income before Taxes	4,775	39,953	539	472	45,739
Taxes on Income	4,217	6,917	214	194	11,542
Net Income (attributable to Aegion Corporation)	**$ 355**	**$ 33,036**	**$ 325**	**278**	**$ 33,994**
Diluted EPS	**$ 0.01**	**$ 0.87**	**$ 0.01**	**$ 0.01**	**$ 0.89**

1. Includes pre-tax restructuring and impairment related charges for cost of revenues of $14,940 associated with the write-down of long-lived assets, inventory obsolescence and write-off of certain other assets; operating expenses of $14,117 related to the write-down of long-lived assets, bad debt expenses, write-off of certain other assets and accrued expenses; and impairment of definite-lived intangible assets of $10,896 related to Bayou's reporting unit.
2. Includes expenses incurred in connection with the 2012 acquisition of Fyfe Group LLC's Asian operations, the 2013 acquisition of Brinderson, L.P. and other acquisition activity pursued by the Company during the period (non-GAAP).
3. Represents a loss on the sale of the Company's 49 percent interest in Bayou Coating, L.L.C. The difference between the Company's recorded gross equity in earnings of affiliated companies of approximately $1.2 million and the final equity distribution settlement of $0.7 million resulted in a loss of approximately $0.5 million that is recorded in "Other income (expense)" on the consolidated statement of operations (non-GAAP).

All financial data presented is from continuing operations

2013 Non-GAAP Reconciliation from Continuing Operations

Reconciliation of Non-GAAP Items in Statement of Operations

(in thousands USD except for share information)

	2013 Third Quarter				2013 First Nine Months				
	As Reported (GAAP)	Acquisition-Related Expenses[1]	Credit Facility Fees[1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Acquisition-Related Expenses[2]	Credit Facility Fees[2]	Joint Venture/Divestiture Activities [2]	As Adjusted (Non-GAAP)
Operating Expenses	$ 50,223	$ (2,267)	$ --	$ 47,956	$ 134,287	$ (4,175)	$ --	$ --	$ 130,112
Operating Income	22,032	2,267	--	24,299	44,673	4,175	--	--	48,848
Interest Expense (Net)	(5,414)	--	1,964	(3,450)	(9,875)	--	1,964	--	(7,911)
Other	(522)	--	--	(522)	6,561			(8,688)	(2,127)
Income before Taxes	16,096	2,267	1,964	20,327	41,359	4,175	1,964	(8,688)	38,810
Taxes on Income	3,164	902	782	4,848	7,985	1,662	782	(2,635)	7,794
Net Income (attributable to Aegion Corporation)	**$ 14,496**	**$ 1,365**	**$ 1,182**	**$ 17,043**	**$ 36,318**	**$ 2,513**	**$ 1,182**	**$ (6,053)**	**$ 33,960**
Diluted EPS	**$ 0.37**	**$ 0.03**	**$ 0.03**	**$ 0.44**	**$ 0.93**	**$ 0.06**	**$0.03**	**$ (0.15)**	**$ 0.87**

1. Consolidated third quarter 2013 non-GAAP results exclude a $4.2 million pre-tax charge, or $0.06 per diluted share, for acquisition-related expenses and redemption of debt fees.

2. The first nine months of 2013 contain non-GAAP net charges totaling $2.5 million, or $0.06 per diluted share, for (i) acquisition-related charges, (ii) a gain on the sale of the Company's 50 percent interest in Insituform Rohrsanierungstechniken GmbH, (iii) redemption of debt fees and (iv) a non-cash write down of the Company's investment in Bayou Coatings L.L.C.

All financial data presented is from continuing operations

AEGION

2013 Non-GAAP Reconciliation of Non-GAAP Items in Statement of Operations

(in thousands USD except for share information)

	Full Year 2013 (from Continuing Operations)				
	As Reported (GAAP)	Acquisition-Related Expenses	Credit Facility Fees	Joint Venture/ Divestiture Activities[1]	As Adjusted (Non-GAAP)
Operating Expenses	$ 184,314	$ (5,831)	$ --	$ --	$ 178,483
Operating Income	**66,882**	**5,831**			**72,713**
Interest Expense, Net	(13,169)	--	1,964	--	(11,205)
Other	4,964			(8,688)	(3,724)
Income before taxes	59,002	5,831	1,964	(8,688)	58,109
Taxes on Income (tax benefit)	12,154	2,321	782	(2,635)	12,622
Net Income (attributable to Aegion Corporation)	**50,812**	**3,510**	**1,182**	**(6,053)**	**49,451**
Diluted EPS	**$ 1.30**	**$ 0.09**	**$ 0.03**	**$ (0.15)**	**$ 1.27**

Note 1: Non-GAAP Adjustments

- Includes a gain on the sale of the Company's 50 percent interest in Insituform Rohrsanierungstechniken GmbH. The sale price was €14.0 million or approximately $18.3 million. The sale resulted in a gain on the sale of approximately $11.3 million (net of $0.5 million of transaction expenses).
- Includes a non-cash write down of the Company's investment in Bayou Coating, L.L.C. The Company recognized a non-cash charge of $2.7 million ($1.8 million post tax) to the goodwill allocated to the joint venture as part of the purchase price accounting associated with the 2009 acquisition of The Bayou Companies, L.L.C. The non-cash charge represented the Company's then current estimate of the difference between the carrying value of the investment on the balance sheet and the amount the Company would receive in connection with the exercise.

All financial data presented is from continuing operations

AEGION